UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 _______________________________________

FORM 8-K
 _______________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2021
 _______________________________________

Commission File No. 1-36413
ENABLE MIDSTREAM PARTNERS, LP
(Exact name of registrant as specified in its charter)
 _______________________________________

Delaware	72-1252419
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
499 West Sheridan Avenue, Suite 1500 Oklahoma City, Oklahoma	73102
(Address of principal executive offices)	(Zip Code)
 (405) 525-7788
Registrant’s telephone number, including area code
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	ENBL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01     Other Events.

On March 28, 2021, Enable Midstream Partners, LP (the “Partnership”) established a record date of April 8, 2021, for determining the holders of the Partnership’s common units entitled to execute and deliver written consents to (i) approve that certain Agreement and Plan of Merger, dated February 16, 2021 (the “Merger Agreement”) among the Partnership, Energy Transfer LP (“Energy Transfer”), Elk Merger Sub LLC, Elk GP Merger Sub LLC, Enable GP, LLC, solely for the purposes of Section 2.1(a)(i) therein, LE GP, LLC and, solely for the purposes of Section 1.1(b)(i) therein, CenterPoint Energy, Inc. and (ii) approve, on a nonbinding, advisory basis, the compensation that will or may become payable to the Partnership’s named executive officers in connection with the transactions contemplated by the Merger Agreement. Only holders of record of the Partnership’s common units at the close of business on April 8, 2021, will be notified of and be entitled to execute and deliver a written consent.

No Offer or Solicitation

This communication relates to the Mergers (as defined in the Merger Agreement) between the Partnership and Energy Transfer. This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, in any jurisdiction, pursuant to the Mergers or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Additional Information

In connection with the Mergers, Energy Transfer filed with the SEC a registration statement on Form S-4 on March 18, 2021, that includes a consent solicitation statement of the Partnership and a prospectus of Energy Transfer. The Mergers will be submitted to the Partnership’s unitholders for their consideration. The Partnership and Energy Transfer may also file other documents with the SEC regarding the Mergers. The definitive consent solicitation statement/prospectus will be sent to the unitholders of the Partnership. This document is not a substitute for the registration statement and consent solicitation statement/prospectus that will be filed with the SEC or any other documents that the Partnership or Energy Transfer may file with the SEC or send to unitholders of the Partnership in connection with the Mergers. INVESTORS AND SECURITY HOLDERS OF THE PARTNERSHIP AND ENERGY TRANSFER ARE URGED TO READ THE REGISTRATION STATEMENT AND THE CONSENT SOLICITATION STATEMENT/PROSPECTUS REGARDING THE MERGERS WHEN IT BECOMES AVAILABLE AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGERS AND RELATED MATTERS.

Investors and security holders will be able to obtain free copies of the registration statement and the consent solicitation statement/prospectus (when available) and all other documents filed or that will be filed with the SEC by the Partnership or Energy Transfer through the website maintained by the SEC at http://www.sec.gov. Copies of documents filed with the SEC by the Partnership will be made available free of charge on the Partnership’s website at http://investors.enablemidstream.com/financials/sec-filings/default.aspx or by directing a request to Investor Relations, Enable Midstream Partners LP, 499 W. Sheridan Ave., Suite 1500, Oklahoma City, OK 73102, Tel. No. (405) 558-4600. Copies of documents filed with the SEC by Energy Transfer will be made available free of charge on Energy Transfer’s website at http://energytransfer.com/investor-relations or by directing a request to Investor Relations, Energy Transfer, 8111 Westchester Drive, Dallas, TX 75225 Tel. No. (214) 981-0795.

Participants in the Solicitation

The Partnership, Energy Transfer, and the directors and executive officers of their respective general partners and the Sponsors may be deemed to be participants in the solicitation of proxies in respect to the Mergers.

Information regarding the directors and executive officers of the Partnership’s general partner is contained in the Partnership’s 2020 Annual Report on Form 10-K filed with the SEC on February 24, 2021, certain of its Quarterly Reports on Form 10-Q and certain of its Current Reports on Form 8-K. You can obtain a free copy of this document at the SEC’s website at http://www.sec.gov or by accessing the Partnership’s website at http://www.enablemidstream.com. Information regarding the executive officers and directors of Energy Transfer’s general partner is contained in Energy Transfer’s 2020 Annual Report on Form 10-K filed with the SEC on February 19, 2021 and certain of its Current Reports on Form 8-K. You can obtain a free copy of this document at the SEC’s website at www.sec.gov or by accessing Energy Transfer’s website at http://www.energytransfer.com.

Investors may obtain additional information regarding the interests of those persons and other persons who may be deemed participants in the Mergers by reading the consent solicitation statement/prospectus regarding the Mergers when it becomes available. You may obtain free copies of this document as described above.

Forward-Looking Statements and Cautionary Statements

The foregoing contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included in this communication that address activities, events or developments that the Partnership or Energy Transfer expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “may,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” “project,” “budget,” “potential,” or “continue,” and similar expressions are used to identify forward-looking statements. They can be affected by assumptions used or by known or unknown risks or uncertainties. Consequently, no forward-looking statements can be guaranteed. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to, statements regarding the Mergers, pro forma descriptions of the company and its operations following the Mergers, integration and transition plans, anticipated cost savings, tax benefits and synergies, opportunities and anticipated future performance. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These include the expected timing and likelihood of completion of the Mergers, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Mergers that could reduce anticipated benefits or cause the parties to abandon the Mergers, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, the possibility that unitholders of the Partnership may not approve the Mergers, the risk that the parties may not be able to satisfy the conditions to the Mergers in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the Mergers, the risk that any announcements relating to the Mergers could have adverse effects on the market price of Energy

Transfer’s or the Partnership’s common units, the risk that the Mergers and its announcement could have an adverse effect on the ability of the Partnership and Energy Transfer to retain and hire key personnel, on the ability of the Partnership to attract third-party customers and maintain its relationships with joint venture counterparties and on the Partnership’s operating results and businesses generally, including the ongoing COVID-19 Pandemic, the risk the pending Mergers could distract management of both entities and they will incur substantial costs, the risk that problems may arise in successfully integrating the companies, which may result in the companies not operating as effectively and efficiently as expected following the Mergers, the risk that the parties may be unable to achieve the anticipated benefits or any other synergies from the Mergers or that it may take longer than expected to achieve those benefits and synergies and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond the Partnership’s or Energy Transfer’s control, including those detailed in the Partnership’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on its website at http://www.enablemidstream.com and on the SEC’s website at http://www.sec.gov, and those detailed in Energy Transfer’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on Energy Transfer’s website at http://www.energytransfer.com and on the SEC’s website at http://www.sec.gov. All forward-looking statements are based on assumptions that the Partnership or Energy Transfer believe to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and the Partnership and Energy Transfer undertake no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enable Midstream Partners, LP

By:	Enable GP, LLC,
its general partner

By:	/s/ J. Brent Hagy
J. Brent Hagy
Vice President, Deputy General Counsel and Secretary

Date: March 29, 2021